UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Chiron Capital Allocation Fund

Chiron SMid Opportunities Fund

Annual Report	October 31, 2018

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

TABLE OF CONTENTS

Management Discussion	2

The Funds file their complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available after August 30 (i) without charge, upon request, by calling 1-877-9-CHIRON (877-924-4766); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

MANAGEMENT DISCUSSION

Last year in our Annual Letter we wrote about the markets and their love of a good story. 2018 started the year fixated on those good stories and subsequently ended the year repudiating them. As we discussed last year, there were a handful of stories deemed impenetrable by the market. Those stories included “themes” like big data, artificial intelligence, autonomous driving, Software-as-a-Service and cloud computing. Through the first six months of the year, the companies with the fastest revenue growth had outperformed the S&P 500 by 10%. The last time we saw comparable returns of that magnitude were the peaks of the last cycles in 2007 and again in 1999. From mid-June, those same companies underperformed the S&P 500 by almost 10%, with most of that underperformance in August and November, a tale of two years in the U.S. market. The second story to emerge in 2018 was the “decoupling” of international and emerging markets from U.S. markets. We have experience with the market using the term “decoupling” during the last cycle. Suffice it to say, the road is littered with investors who bet on decoupling for any sustained period. Our economies, monetary systems, and supply chains are so tightly intertwined that if the world slows, so will the U.S. This year started with a bang in Emerging Markets as market participants were bullish on the global economy. China, in concert with the U.S., tightened financial conditions meaningfully in the first half of the year. Ultimately, the Chinese economy, along with many of its regional neighbors, saw slow-downs in concert with this tightening. The U.S. Federal Reserve continued to raise interest rates throughout the year, causing the dollar to appreciate vis-a-vis foreign currencies and ultimately tightening the U.S. and global financial conditions. We would be derelict in not mentioning the U.S.-China trade disagreement and tariff escalation as a final piece to the global tsunami. The U.S. administration decided to implement tariffs on Chinese imported goods as a mechanism for altering China’s mercantilist behavior. China retaliated in kind sparking a “trade war” that has now threatened to derail global growth and corporate profitability. What started as a promising global reflationary year is ending with something that looks close to a deflationary policy mistake. As we look forward into 2019, the “cycle” has increasingly become murkier as the risk of a policy mistake looms large over interest rates, currencies, equity risk premiums, and global supply chains. It has been said that cycles do not die of old age, and we believe this is true. However, cycles can die by poor policy implementation and the second order effect of these actions. As we exit the Fund year, we are acutely aware that policy can tip the market into something chaotic and our positioning reflects that outcome. If policymakers act rationally, there are outcomes that could extend the business cycle. If policymakers continue down the current path, they are very likely to bring on the outcome they worked so hard to avoid.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

Ryan Caldwell

CIO, Co-Founder

Chiron Investment

Management, LLC

Grant Sarris

Fundamental

Portfolio Manager

Brian Cho

Quantitative

Portfolio Manager

Chiron Capital Allocation Fund

2018 was a disappointing year for the Chiron Capital Allocation Fund. Our positioning in U.S. growth stocks was very helpful to the Fund over the course of the first seven months of the year; however, our positioning in Emerging Markets was not. Our quantitative work in concert with fundamental analysis, our quantamental process, identified that Emerging Markets were cheap and value opportunities were plentiful. We were unfortunately early in our entry to Emerging Markets, and that weighed down the Fund’s performance this year. When our process identifies value opportunities, we extend our time horizons for holding securities to 12-24 months. These longer time horizons are needed to deal with the volatility and for catalysts to unlock that value. We want our shareholders to understand the dynamic that value investing takes time. We are however aware of the fact that this is an unsatisfactory answer when Fund returns are negative. We continue to strive to do our best to manage uncomfortable positions to realize convex, risk-adjusted returns. We did not do a good enough job of that this year. We would also highlight that growth investing means shorter time horizons because of the “crowding” that occurs in growth stocks. That portion of the portfolio we feel we managed well, but not well enough to even out the poor performance of value in Emerging Markets. Fixed income was a difficult asset class from high quality to low quality. Rates rose, yield curves parallel shifted up, then flattened, and credit spreads widened in the later part of the year. All of this to say fixed income’s traditional place as a stabilizer in portfolios was not evident in 2018. We did manage to stay underweight and very short duration for most of the year but losing this asset class as an offset to equity risk did inhibit the Fund’s drawdown characteristics. At Chiron, we look to longer time horizons for our strategy’s effectiveness, and as we conclude our third year, we believe that has been true since our inception. While we are disappointed with the performance, we are grateful to our shareholders for their support and, given the Fund’s mandate and flexibility, we believe we have the toolset to withstand turbulent market outcomes.

How Did the Fund Perform?

As of October 31, 2018, the Fund generated a one-year return of -5.62%, underperforming its Benchmark return of -1.08% by 454 basis points. The Fund’s Benchmark is a blended benchmark, weighted 60% MSCI All Country World Index (MSCI ACWI) and

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

40% FTSE WorldBIG Index. While we do measure the Fund against a blended Benchmark, we do not manage to it. Instead, the Fund’s flexible investment strategy allows us (within the prospectus guidelines) to follow our work around the world, allocating across asset classes, tilting toward different investing styles, and constructing equity and fixed income portfolios on a security by security basis when opportunities arise. 2018 was a disappointing year for the Fund and a very difficult year for global asset allocation. It is worth pointing out that this year the share of global assets producing positive total returns was at its lowest percentage over the past 30 years. That made for a very narrow market within which to generate positive returns, as nearly all asset classes produced negative returns. Equity and fixed income returns for the Fund’s Benchmark were negative and we underperformed specifically within equities. U.S. growth equity performance helped the Fund earlier in the year, but Emerging Markets drove the Fund’s equity decline for the period.

What Factors Influenced Performance?

The Fund entered the fiscal year with a Neutral allocation to equities and overweight Emerging Market equities, relative to its Benchmark. Our positioning in Developed Market growth equities helped the Fund for the first seven months of the year, but performance of Emerging Markets weighed down relative and absolute performance for the year. Equities were the largest detractor. Declines in Emerging Market equities, particularly China, Turkey, and other parts of Asia, were among the largest detractors to overall performance. By sector, Consumer Discretionary, Industrials, and Communication Services were among the larger sectors detracting from performance.

Fixed income was a more modest detractor from the Fund’s return. Our fixed income exposure was below the 40% benchmark weight during a very difficult year for fixed income performance that saw the FTSE WorldBIG Index decline -2.24% and underperforming the MSCI ACWI’s -0.52% decline. The Fund mainly held short duration U.S. Treasury bills and notes with limited non-U.S. dollar fixed income exposure, helping drive relative outperformance of fixed income versus the Benchmark and offsetting modest declines in corporate credit.

During the fiscal year, the Fund used a variety of derivative instruments and such instruments had an aggregate negative impact on Fund performance. The Fund regularly utilized equity total return swaps to short exposure to the equity asset class as a hedge on the long equity position of the Fund. Periodically, the Fund utilized single-name total return swaps to gain long exposure to a name in a market which was not yet operationally available for direct trading. The Fund also utilized long and short equity and volatility index futures, index options and fixed income futures to hedge as well as to create exposures to various markets in a more cost-efficient way, as appropriate. In addition, currency forwards, commodity futures and currency options contracts were utilized throughout the period.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

Portfolio Positioning

Over the past 12-months, the Fund’s net equity asset allocation increased to 60.2% from 59.7% as of the prior fiscal year-end. The Fund’s fixed income asset allocation fell to 14.5% from 25.7%, and the Fund’s cash position stood at 5.4% compared to 4.6%.

As our quantamental process identified a more growth tilt, we increased our allocation to net equities. Within the equity allocation, with our work pointing toward Emerging Markets that were cheap and value-oriented, the team increased Emerging Markets equity exposure relative to Developed Markets.

On a regional basis, the Fund’s allocation to Developed Markets (North America, Asia, Europe, United Kingdom) decreased to 39.6%, from 45.1% of net assets as of October 31, 2017, while Emerging Markets rose to 20.6% of net assets compared to 13.7%. On a sector basis, the Fund’s Financial sector exposure declined to 14.7% of equity assets from 23.1%, reflecting lower exposure to Developed Market Financials while the Fund’s exposure to Materials and Industrials increased to a combined 22.9% from 14.8%, reflecting earlier cycle deep value that emerged in our work in Emerging Markets. As of October 31, 2018, Financials (14.7%), Industrials (13.5%) and Consumer Discretionary (12.8%) were the Fund’s largest sector weights.

In Fixed Income, we lowered the Fund’s allocation to 14.5% of total net assets from 25.7% as of the prior fiscal year-end, reducing our weighting in credit and limiting our government bond exposure to U.S. government and mainly short duration given the tightness of credit spreads and overall context of our quantitative work. We reduced the Fund’s weighting in investment grade and high-yield credit, convertible preferred, and US government agency bonds to nil from 8.6%.

The Fund ended the fiscal year with net equity allocation right in-line with its equity Benchmark weight and meaningfully underweight its fixed income allocation. By region, equity overweights included Emerging Markets (in particular, China and Russia) while the Fund was relatively underweight U.S. From a sector perspective, the Fund was overweight Energy, Materials and Industrials. In Fixed Income, the Fund’s allocation ended the year underweight and reflects the relative unattractiveness of credit. The fixed income portfolio was overweight U.S., underweight credit, and meaningfully shorter duration compared to the Benchmark.

Ryan Caldwell

CIO, Co-Founder

Chiron Investment Management, LLC

The Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC.

Investing involves risk, including possible loss of principal. Bonds and bond funds will decrease in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. In addition to the normal risks associated with investing, international investments may involve risk or capital loss from unfavorable fluctuation in currency values,

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to these factors as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Chiron Investment Management, LLC is a registered investment adviser.

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

© 2017-2018 Chiron Investment Management, LLC. All rights reserved.

Not a Deposit	Not FDIC Insured	May Lose Value	No Bank Guarantee	Not Insured By Any Federal

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

Grant Sarris

Fundamental

Portfolio Manager

Brian Cho

Quantitative

Portfolio Manager

Chiron SMid Opportunities Fund

Fund Performance

The Chiron SMid Opportunities Fund (Fund) finished its first full year in operation as of October 31, 2018. The Fund generated a positive one-year return of 1.08%, compared to the MSCI ACWI SMID Cap Index (“Benchmark”) return of -3.7%. Most global markets and asset classes struggled to provide a positive return during the Fund’s fiscal year. The United States was a notable exception as economic growth accelerated, in contrast to many other global markets. Small-cap and mid-cap equities outperformed U.S. and non-U.S. equity markets throughout much of the Fund’s year before ending the year behind global equities. Growth and Momentum attributes, which we had emphasized earlier in the year in the Fund, particularly in U.S. Technology, helped to drive the Fund’s outperformance versus its Benchmark. The past year saw a very wide disparity in performance across markets. Increasingly, we have come to view this decoupling of outcomes and returns between the U.S. small and mid-cap and the rest of the world markets as unsustainable. Our view is that the world’s fortunes are inexorably linked when viewing any meaningful time frame beyond a few quarters. As a result, as the year progressed, we shifted the Fund’s emphasis from U.S. growth-oriented equities to stocks that are more reasonably priced, many of which are found outside of the U.S.

Key Sectors and Countries

The Fund’s most significant sector weights at year-end included Industrials at 19.6%, Energy 14.5%, and Financials 14.1%. Relative to the Benchmark, Industrials, Energy, and Materials were the Fund’s largest sector overweights. Information Technology, Health Care and Energy were the largest contributors to the Fund’s return. These gains more than offset declines in Consumer Discretionary, Financials, and Real Estate sectors. Regionally, Developed Market stocks, led by the U.S., were the most significant contributors to return. This was due to sector and stock selection and more than offset declines in positions in Asian emerging markets, primarily China. At the end of the period, the Fund’s allocation by Region was 46.9% in North America, 17.4% in Asia, 14.6% in Europe, and 13.9% in Emerging Markets, and 1.3% in the UK.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

Our Process and Positioning

Our ‘quantamental’ investment approach uses the context of our Domain models, our proprietary quantitative Small/Mid Cap Model, and fundamental judgment to guide security selection. We believe this approach is particularly well-suited to investing in small and mid-sized companies, globally. As of the Fund’s fiscal year-end, the Domain Model had retreated from Growth to something much more Neutral in all major Developed Markets. This has caused us to become more valuation sensitive, bringing valuation back as a primary factor in our security selection after de-emphasizing it in favor of momentum and growth for much of the past year. While we know that cheap can always get cheaper, our valuation dispersion work is signaling to us that cheap is now cheap enough in many markets and sectors, and therefore, it is worth pursuing. From this starting point, we believe that a valuation driven strategy should be able to provide positive returns given patience and a reasonable time horizon. This is especially true in Emerging Markets, where we believe the most extreme valuation opportunities exist. Compared to the Benchmark, the Fund is currently overweight Emerging Markets (primarily China), as well as Japan, while roughly equally weighted the United States and under-weight remaining markets such as Europe. From a sector perspective, valuation opportunities are increasingly found in cyclical sectors, as the view of global economic slowdown has become much more pervasive versus the accelerating view which was held at the beginning of the year. Our over-weighted sectors are those where we believe we can find value, globally, and currently include Energy, Communication Services, Financials and Industrials. We are relatively underweight Information Technology and Real Estate.

Outlook

Uncertainty has risen in the markets, particularly in the past six weeks. The market is focused on the uncertain strength of global economic growth, tariffs and inflationary pressures on profit margins and tightening monetary policy in the U.S and resulting effect on interest rates and valuations. Many of these factors are nearly impossible to predict but are very impactful factors when it comes to earnings growth and direction of equity prices. Small and mid-cap equities acutely feel these pressures, typically more than larger companies, as they have less levers to pull to protect margins and thus their earnings outlooks become more volatile. They also tend to have more financial leverage on their balance sheets, so interest rate increases can be more detrimental. We have increasingly moved up the capitalization spectrum because of these pressures and currently are positioned in more mid cap equities than smaller cap. Given that we are many years into an economic cycle (particularly in the U.S.), and financial conditions have been tightened both by the Federal reserve and, more recently, by the markets, increasing prudence is advised. The good news is that valuations are finally retreating in many regions and sectors to reflect the uncertainties and will provide an opportunity for better potential returns for the risks that are becoming more evident to all. We are increasingly finding these valuation opportunities in markets outside of the United States.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

Grant Sarris

Portfolio Manager

Chiron Investment Management, LLC

The Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC.

Investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility and lower trading volume; international investments may involve risk or capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to these factors as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Chiron Investment Management, LLC is a registered investment adviser.

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

© 2017-2018 Chiron Investment Management, LLC. All rights reserved.

Not a Deposit        Not FDIC Insured        May Lose Value        No Bank Guarantee        Not Insured By Any Federal

Definition of Comparative Index

The MSCI ACWI (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The FTSE World Broad Investment-Grade Bond Index (WorldBIG) is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The inclusion of government, government-sponsored/supranational, collateralized, and corporate debt from a family of fixed income indices makes the WorldBIG a comprehensive representation of the global, investment-grade universe.

The MSCI ACWI (All Country World Index) SMID Cap Index captures mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Chiron Capital Allocation Fund, Class I Shares, versus the 60/40 Blend of MSCI ACWI (Net) and FTSE WorldBIG Indices

	TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2018
	One Year Return	Annualized Inception to Date†
Class I	-5.62%	5.33%
60/40 Blend of MSCI ACWI (Net) and FTSE WorldBIG
	-1.08%	5.87%
MSCI ACWI (Net)	-0.52%	8.27%
FTSE WorldBIG	-2.24%	2.08%

† The Chiron Capital Allocation Fund commenced operations on November 30, 2015.

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018 (Unaudited)

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2018 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Chiron SMid Opportunities Fund, Class I Shares, versus the MSCI ACWI SMid (Net) Index

	TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2018
	One Year Return	Annualized Inception to Date†
Class I	1.08%	3.90%
MSCI ACWI SMid (Net)	-3.70%	-2.24%

† The Chiron SMid Opportunities Fund commenced operations on October 2, 2017.

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2018 (Unaudited)

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018

ASSET WEIGHTINGS (Unaudited)
	% of Net Assets*	Fair Value
Common Stock	81.0%	$1,754,143,248
Registered Investment Companies	0.9	19,674,179
Global Bond	0.4	7,832,074
U.S. Treasury Obligations	13.1	283,276,475

Total Investments	95.4	2,064,925,976
Cash Pledged as Collateral for Futures Contracts, Forward Foreign Currency Contracts and Swap Contracts	1.0	22,798,103
Total Other Assets and Liabilities	3.6	77,127,748

Net Assets	100.0%	$2,164,851,827

*Percentages are based on Net Assets.

SCHEDULE OF INVESTMENTS (PERCENTAGES ARE BASED ON NET ASSETS OF $2,164,851,827)
COMMON STOCK — 81.0%

	Shares	Fair Value
BELGIUM — 0.9%
Anheuser-Busch InBev ADR	273,505	$20,233,900

BRAZIL — 0.9%
Banco do Brasil*	1,717,700	19,685,585

CANADA — 1.6%
Canadian Natural Resources	236,900	6,499,926
Methanex	99,254	6,427,440
Stars Group*	1,031,073	21,444,627

		34,371,993

CHINA — 16.7%
111 ADR*	1,096,750	9,739,140
Agricultural Bank of China, Cl H	60,059,000	26,345,865
Baoshan Iron & Steel	8,661,529	9,500,967
China Cinda Asset Management, Cl H	32,007,000	7,836,500
China Huarong Asset Management, Cl H	35,224,000	6,378,271
China National Building Material, Cl H	24,534,000	17,519,928
China Railway Group, Cl H	21,009,000	18,753,371
China Shenhua Energy, Cl H	18,718,500	42,392,589
China Southern Airlines, Cl H	8,226,000	4,447,649
CNOOC	14,558,000	24,987,494
CSPC Pharmaceutical Group	5,448,000	11,490,754
Fosun International	7,079,500	10,327,722
Galaxy Entertainment Group*	7,128,000	38,539,802
Guangzhou R&F Properties	3,212,400	5,038,609

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Fair Value
CHINA — (continued)
Kweichow Moutai	143,294	$11,278,025
Ping An Insurance Group of China, Cl H	3,075,000	28,958,199
Postal Savings Bank of China, Cl H	39,049,000	23,304,066
Shimao Property Holdings	9,226,500	18,048,382
Weichai Power, Cl H	22,678,000	22,412,091
WH Group	33,322,500	23,328,448

		360,627,872

IRELAND — 1.2%
ICON*	193,487	26,716,685

ITALY — 2.0%
Ferrari	367,380	43,023,872

JAPAN — 5.7%
Japan Post Holdings	1,708,800	20,293,278
Kansai Electric Power	1,471,000	22,560,070
Mitsubishi	665,900	18,766,890
Sony	735,800	40,039,101
Sumitomo Mitsui Financial Group	568,200	22,227,454

		123,886,793

RUSSIA — 3.7%
Lukoil PJSC ADR	575,437	42,985,144
Novolipetsk Steel PJSC GDR	325,973	7,875,508
Sberbank of Russia PJSC ADR	2,496,440	29,457,992

		80,318,644

SOUTH KOREA — 2.5%
Hana Financial Group	490,014	16,469,252
Hankook Tire	211,631	7,688,582
LG Electronics	248,763	13,818,347
Lotte Chemical	75,361	17,359,714

		55,335,895

SPAIN — 1.2%
ACS Actividades de Construccion y Servicios	675,697	25,339,881

THAILAND — 0.9%
PTT Exploration & Production NVDR	4,613,500	19,414,276

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Fair Value
UNITED KINGDOM — 1.9%
Rio Tinto	846,657	$41,161,372

UNITED STATES — 41.8%
Affiliated Managers Group	158,824	18,051,936
Alphabet, Cl C*	48,797	52,543,146
Altria Group	614,587	39,972,738
Amgen	270,196	52,091,087
Baxter International	499,440	31,219,994
Caterpillar	229,177	27,803,754
Charter Communications, Cl A*	94,462	30,262,791
CME Group, Cl A	208,211	38,152,584
ConocoPhillips	383,514	26,807,629
Danaher	199,547	19,834,972
Eastman Chemical	308,491	24,170,270
Emerson Electric	407,709	27,675,287
Gilead Sciences	590,483	40,259,131
Honeywell International	144,782	20,967,329
Kohl’s	341,338	25,849,527
Livent*	125,701	1,960,936
Micron Technology*	187,476	7,071,595
Microsoft	470,734	50,279,098
Mosaic	1,260,231	38,991,547
National Oilwell Varco	707,973	26,053,406
PayPal Holdings*	362,509	30,519,633
Philip Morris International	345,422	30,421,316
Resideo Technologies*	—	7
Take-Two Interactive Software*	268,506	34,602,368
Union Pacific	173,007	25,297,083
United Rentals*	50,000	6,003,500
Valero Energy	248,454	22,631,675
Viacom, Cl B	800,293	25,593,370
Walt Disney	344,763	39,589,135
Waste Management	315,444	28,222,775
Wynn Resorts	325,353	32,730,512
Zoetis, Cl A	314,990	28,396,349

		904,026,480

TOTAL COMMON STOCK
(Cost $1,806,717,631)		$1,754,143,248

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018

REGISTERED INVESTMENT COMPANIES — 0.9%

	Shares	Fair Value
UNITED STATES — 0.9%
PIMCO Dynamic Credit and Mortgage Income Fund	459,967	$10,450,450
Pimco Dynamic Income Fund	291,245	9,223,729

TOTAL REGISTERED INVESTMENT COMPANIES (Cost $19,525,213)		$19,674,179

GLOBAL BOND — 0.4%

	Face Amount	Fair Value
TURKEY — 0.4%
Turkey Government International Bond 7.000%, 03/11/19	$7,800,000	$7,832,074

TOTAL GLOBAL BONDS (Cost $7,751,084)		$7,832,074

U.S. TREASURY OBLIGATIONS — 13.1%

	Face Amount	Fair Value
U.S. Treasury Bills (A) 2.383%, 07/18/19	$36,500,000	$35,844,163
2.297%, 06/20/19	94,000,000	92,514,702
2.273%, 04/25/19	45,155,000	44,627,643
2.265%, 05/23/19	35,000,000	34,516,959
U.S. Treasury Note 2.625%, 08/31/20	76,100,000	75,773,008

TOTAL U.S. TREASURY OBLIGATIONS (Cost $283,707,387)		$283,276,475

TOTAL INVESTMENTS — 95.4% (Cost $2,117,701,315)		$2,064,925,976

*	Non-income producing security.
(A)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

Open futures contracts held by the Fund at October 31, 2018 are as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
CBOE VIX Index	530	Nov-2018	$ 11,052,170	$ 10,745,750	$ (306,420)
Hang Seng China Enterprises Index	(670)	Nov-2018	(42,814,085)	(43,287,129)	(466,210)
MSCI Emerging Markets	(943)	Dec-2018	(48,709,934)	(45,108,405)	3,601,529

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 Index E-MINI	(322)	Dec-2018	$(44,556,338)	$(44,922,220)	$(365,882)
Nikkei 225 Index	(305)	Dec-2018	(33,634,788)	(33,237,375)	397,412
Russell 2000 Index E-MINI	(290)	Dec-2018	(22,488,444)	(21,922,550)	565,894
S&P 500 Index E-MINI	(888)	Dec-2018	(120,255,339)	(120,372,840)	(117,501)

			$(301,406,758)	$(298,104,769)	$3,308,822

Open forward foreign currency contracts held by the Fund at October 31, 2018 are as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Depreciation
Morgan Stanley	11/16/18	USD	44,820,360	EUR	39,000,000	$(590,809)

Open OTC swap agreements held by the Fund at October 31, 2018 are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Notional Amount	Fair Value	Upfront Payments/ Receipts	Net Unrealized Depreciation
Morgan Stanley	MSCHIEU Basket Swap**	USD 1D FUNDS FED + 75 BPS	Total Return	At Maturity	6/4/20	$(11,529,904)	$(227,868)	$-	$(227,868)
Morgan Stanley	MSCHIJP Basket Swap**	USD 1D FUNDS FED + 95 BPS	Total Return	At Maturity	6/4/20	(14,291,956)	(318,580)	-	(318,580)
Morgan Stanley	MSCHIUS Basket Swap**	USD 1D FUNDS FED + 50 BPS	Total Return	At Maturity	6/4/20	(99,050,243)	(404,026)	-	(404,026)

						$(124,872,103)	$(950,474)	$-	$(950,474)

** The following table represents the individual common stock exposure comprising the Morgan Stanley Equity Basket Swaps at October 31, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018

Morgan Stanley Equity Basket Swaps
Shares	Description	Notional Amount	Unrealized Depreciation	Fair Value	Percentage of Basket
MSCHIEU Index
7,012	Asos PLC	$(573,425)	$(11,333)	$(11,333)	4.97%
15,135	Associated British Foods PLC	(541,297)	(10,698)	(10,698)	4.69
216,703	Banco BPM	(478,526)	(9,457)	(9,457)	4.15
37,759	Billerudkorsns	(526,574)	(10,407)	(10,407)	4.57
16,338	Boskalis	(553,017)	(10,929)	(10,929)	4.80
41,122	Brembo	(534,674)	(10,567)	(10,567)	4.64
11,436	Delivery Hero	(541,852)	(10,709)	(10,709)	4.70
23,043	Elis	(546,206)	(10,795)	(10,795)	4.74
950	Eurofins Scientific	(563,587)	(11,138)	(11,138)	4.89
15,233	GEA Group	(543,970)	(10,751)	(10,751)	4.72
15,297	Huhtamki	(504,155)	(9,964)	(9,964)	4.37
3,619	Iliad	(491,902)	(9,722)	(9,722)	4.27
13,951	Junghn Vorzuege	(543,420)	(10,740)	(10,740)	4.71
39,580	Leonardo	(504,619)	(9,973)	(9,973)	4.38
13,367	Metro Bank PLC	(445,604)	(8,807)	(8,807)	3.86
961	Puma	(580,329)	(11,469)	(11,469)	5.03
41,644	Siemens Gamesa Renewable Energy	(542,113)	(10,714)	(10,714)	4.70
4,329	Sulzer	(510,735)	(10,094)	(10,094)	4.43
20,087	thyssenkrupp	(496,047)	(9,803)	(9,803)	4.30
9,528	Umicore	(526,827)	(10,411)	(10,411)	4.57
20,706	Weir Group	(492,254)	(9,728)	(9,728)	4.27
9,663	Yara International	(488,771)	(9,659)	(9,659)	4.24

		$(11,529,904)	$(227,868)	$(227,868)	100.00%

MSCHIJP Index
163,393	Aiful	$(342,673)	$(7,638)	$(7,638)	2.40%
23,860	Azbil	(352,965)	(7,868)	(7,868)	2.47
14,553	Calbee	(384,078)	(8,561)	(8,561)	2.69
59,281	Challenger Ltd	(343,678)	(7,661)	(7,661)	2.40
17,086	Comsys	(378,177)	(8,430)	(8,430)	2.65
2,316	COSMOS Pharmaceutical	(376,068)	(8,383)	(8,383)	2.63
10,410	Daifuku	(356,049)	(7,937)	(7,937)	2.49
9,357	Ezaki Glico, Ltd.	(370,103)	(8,250)	(8,250)	2.59
9,074	FP	(369,763)	(8,242)	(8,242)	2.59
32,739	GMO Internet	(371,417)	(8,279)	(8,279)	2.60
15,404	Harmonic Drive Systems	(372,392)	(8,301)	(8,301)	2.61
25,519	Japan Lifeline	(294,355)	(6,561)	(6,561)	2.06
22,210	JGC	(342,467)	(7,634)	(7,634)	2.40
17,554	Kagome	(371,862)	(8,289)	(8,289)	2.60
30,234	Kansai Paint	(355,554)	(7,926)	(7,926)	2.49
30,426	Keikyu	(357,814)	(7,976)	(7,976)	2.50
937	Keyence	(364,688)	(8,129)	(8,129)	2.55
18,650	Kurita Water Industries	(365,280)	(8,142)	(8,142)	2.56
13,402	LINE	(337,656)	(7,527)	(7,527)	2.36
21,118	MISUMI Group	(336,781)	(7,507)	(7,507)	2.36
17,161	MIURA, LTD.	(333,936)	(7,444)	(7,444)	2.34
7,610	Nippon Shinyaku	(348,650)	(7,772)	(7,772)	2.44
18,596	Nishi-Nippon Railroad	(365,258)	(8,142)	(8,142)	2.56
3,558	Nitori Holdings	(368,990)	(8,225)	(8,225)	2.58
18,812	Ono Pharmaceutical	(340,510)	(7,590)	(7,590)	2.38
74,554	Penta-Ocean Construction Ltd.	(354,691)	(7,906)	(7,906)	2.48
12,313	PeptiDream	(321,056)	(7,157)	(7,157)	2.25
13,970	Seria, Ltd.	(374,082)	(8,339)	(8,339)	2.62
545,665	SJM Holdings	(350,844)	(7,821)	(7,821)	2.45
10,312	SUGI HOLDINGS, LTD.	(375,206)	(8,364)	(8,364)	2.63
13,721	SUNDRUG, LTD.	(395,914)	(8,825)	(8,825)	2.77
140,567	Tabcorp Holdings	(366,954)	(8,180)	(8,180)	2.57
28,402	Topcon	(328,211)	(7,316)	(7,316)	2.30

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018

Morgan Stanley Equity Basket Swaps (continued)
Shares	Description	Notional Amount	Unrealized Depreciation	Fair Value	Percentage of Basket
MSCHIJP Index (continued)
16,255	Toshiba	$(386,660)	$(8,619)	$(8,619)	2.71%
11,725	Toto Ltd.	(334,185)	(7,449)	(7,449)	2.34
39,745	Treasury Wine Estates	(339,563)	(7,569)	(7,569)	2.38
14,792	TSUMURA	(366,447)	(8,168)	(8,168)	2.56
4,354	TSURUHA HOLDINGS	(360,368)	(8,033)	(8,033)	2.51
14,322	Universal Entertainment	(344,703)	(7,684)	(7,684)	2.40
17,056	Yaskawa Electric	(391,908)	(8,736)	(8,736)	2.73

		$(14,291,956)	$(318,580)	$(318,580)	100.00%

MSCHIUS Index
28,386	2U	$(1,401,675)	$(5,717)	$(5,717)	1.42%
28,045	Agios Pharmaceuticals	(1,388,139)	(5,662)	(5,662)	1.40
19,157	Albemarle	(1,491,907)	(6,085)	(6,085)	1.51
43,233	Alliant Energy	(1,458,496)	(5,949)	(5,949)	1.47
20,909	American Water	(1,452,939)	(5,927)	(5,927)	1.47
50,591	Aqua America	(1,291,756)	(5,269)	(5,269)	1.30
45,771	Aramark	(1,290,477)	(5,264)	(5,264)	1.30
89,104	Ares Management	(1,371,508)	(5,594)	(5,594)	1.38
14,746	bluebird bio	(1,327,582)	(5,415)	(5,415)	1.34
29,225	Brink’s	(1,521,303)	(6,205)	(6,205)	1.54
27,051	Bunge Limited	(1,312,186)	(5,352)	(5,352)	1.32
21,563	Cantel Medical	(1,339,626)	(5,464)	(5,464)	1.35
88,674	Carlyle Group	(1,410,832)	(5,755)	(5,755)	1.42
44,263	Catalent	(1,401,523)	(5,717)	(5,717)	1.41
41,742	Cognex	(1,403,626)	(5,725)	(5,725)	1.42
24,442	Consolidated Edison	(1,458,030)	(5,947)	(5,947)	1.47
52,541	Cree	(1,600,949)	(6,530)	(6,530)	1.62
17,439	Crown Castle International	(1,488,467)	(6,071)	(6,071)	1.50
56,787	Enbridge	(1,392,264)	(5,679)	(5,679)	1.41
4,640	Equinix	(1,379,301)	(5,626)	(5,626)	1.39
37,045	FibroGen	(1,246,535)	(5,085)	(5,085)	1.26
39,896	First Solar	(1,308,969)	(5,339)	(5,339)	1.32
36,602	Globant	(1,478,996)	(6,033)	(6,033)	1.49
72,242	Hain Celestial Group	(1,410,794)	(5,755)	(5,755)	1.42
46,453	Healthcare Services Group	(1,479,982)	(6,037)	(6,037)	1.49
15,922	Howard Hughes	(1,393,715)	(5,685)	(5,685)	1.41
59,126	Instructure	(1,732,912)	(7,069)	(7,069)	1.75
20,732	Insulet	(1,435,432)	(5,855)	(5,855)	1.45
29,817	Integra lifesciences	(1,253,745)	(5,114)	(5,114)	1.27
30,585	Interxion	(1,413,273)	(5,765)	(5,765)	1.43
57,807	Iron Mountain	(1,388,886)	(5,665)	(5,665)	1.40
22,434	Jack in the Box	(1,389,864)	(5,669)	(5,669)	1.40
47,718	James River Group Holdings Ltd	(1,441,993)	(5,882)	(5,882)	1.46
17,509	JBT	(1,428,871)	(5,828)	(5,828)	1.44
12,395	John Deere	(1,317,702)	(5,375)	(5,375)	1.33
68,581	Keyera	(1,344,487)	(5,484)	(5,484)	1.36
55,656	Liberty Media	(1,445,111)	(5,895)	(5,895)	1.46
80,174	Lionsgate	(1,205,737)	(4,918)	(4,918)	1.22
6,313	Madison Square Garden	(1,370,702)	(5,591)	(5,591)	1.38
10,914	Martin Marietta	(1,467,261)	(5,985)	(5,985)	1.48
127,689	Mattel	(1,361,063)	(5,552)	(5,552)	1.37
15,748	Middleby	(1,388,126)	(5,662)	(5,662)	1.40
293,461	Nabors Industries	(1,144,802)	(4,670)	(4,670)	1.16
72,157	New York Times	(1,495,223)	(6,099)	(6,099)	1.51
57,680	Noble Energy	(1,125,059)	(4,589)	(4,589)	1.14
6,021	Northrop Grumman	(1,237,971)	(5,050)	(5,050)	1.25
45,669	Nutanix	(1,487,982)	(6,069)	(6,069)	1.50
31,604	Okta	(1,447,708)	(5,905)	(5,905)	1.46
109,394	Patterson-UTI	(1,428,797)	(5,828)	(5,828)	1.44

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018

Morgan Stanley Equity Basket Swaps (continued)
Shares	Description	Notional Amount	Unrealized Depreciation	Fair Value	Percentage of Basket
MSCHIUS Index (continued)
47,755	PNM Resources	$(1,439,749)	$(5,873)	$(5,873)	1.45%
24,491	PriceSmart	(1,348,537)	(5,501)	(5,501)	1.36
30,036	Reata Pharmaceuticals	(1,389,319)	(5,667)	(5,667)	1.40
15,301	SAGE Therapeutics	(1,545,448)	(6,304)	(6,304)	1.56
25,296	Scotts Miracle-Gro	(1,325,140)	(5,405)	(5,405)	1.34
15,986	Sempra Energy	(1,381,750)	(5,636)	(5,636)	1.39
25,577	SiteOne Landscape Supply	(1,365,958)	(5,572)	(5,572)	1.38
23,332	Southwest Gas	(1,415,120)	(5,772)	(5,772)	1.43
25,456	Spire	(1,450,233)	(5,916)	(5,916)	1.46
10,861	Stryker	(1,382,922)	(5,641)	(5,641)	1.40
40,726	Syneos Health	(1,458,632)	(5,950)	(5,950)	1.47
38,486	Tempur Sealy International	(1,395,926)	(5,694)	(5,694)	1.41
24,055	Texas Capital Bancshares	(1,231,619)	(5,024)	(5,024)	1.24
46,200	TransCanada	(1,370,724)	(5,591)	(5,591)	1.38
15,911	Universal Display	(1,536,248)	(6,266)	(6,266)	1.55
92,789	Valvoline	(1,450,806)	(5,918)	(5,918)	1.46
29,992	Viasat	(1,500,988)	(6,123)	(6,123)	1.52
81,524	Virtu Financials	(1,517,832)	(6,191)	(6,191)	1.53
77,214	Vistra Energy	(1,371,526)	(5,594)	(5,594)	1.39
40,227	Western Gas Partners	(1,249,101)	(5,096)	(5,096)	1.27
68,734	Williams	(1,312,615)	(5,355)	(5,355)	1.34
57,807	Zayo Group	(1,355,766)	(5,531)	(5,531)	1.38

		$(99,050,243)	$(404,026)	$(404,026)	100.00%

ADR — American Depositary Receipt

BPS — Basis Points

CBOE VIX — Chicago Board Options Exchange Volatility Index

Cl — Class

EUR — Euro

GDR — Global Depository Receipt

LTD — Limited

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non-Voting Depositary Receipt

OTC — Over the Counter

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P — Standard & Poor’s

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018

The table below sets forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2018:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Belgium	$20,233,900	$—	$—	$20,233,900
Brazil	19,685,585	—	—	19,685,585
Canada	34,371,993	—	—	34,371,993
China	360,627,872	—	—	360,627,872
Ireland	26,716,685	—	—	26,716,685
Italy	43,023,872	—	—	43,023,872
Japan	123,886,793	—	—	123,886,793
Russia	80,318,644	—	—	80,318,644
South Korea	55,335,895	—	—	55,335,895
Spain	25,339,881	—	—	25,339,881
Thailand	19,414,276	—	—	19,414,276
United Kingdom	41,161,372	—	—	41,161,372
United States	904,026,480	—	—	904,026,480

Total Common Stock	1,754,143,248	—	—	1,754,143,248

U.S. Treasury Obligations	—	283,276,475	—	283,276,475

Global Bond	—	7,832,074	—	7,832,074

Registered Investment Companies	19,674,179	—	—	19,674,179

Total Investments in Securities	$1,773,817,427	$291,108,549	$—	$2,064,925,976

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts‡
Unrealized Appreciation	$4,564,835	$—	$—	$4,564,835
Unrealized Depreciation	(1,256,013)	—	—	(1,256,013)
Forwards Contracts‡
Unrealized Depreciation	—	(590,809)	—	(590,809)
OTC Swaps‡
Total Return Swaps
Unrealized Depreciation	—	(950,474)	—	(950,474)

Total Other Financial Instruments	$3,308,822	$(1,541,283)	$—	$1,767,539

‡ Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designed as “—“ are either $0 or have been rounded to $0.

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. There were no other significant transfers between Level 1, Level 2 and Level 3 assets for the year ended October 31, 2018. All other transfers were considered to have occurred as of the end of the year. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2018

ASSET WEIGHTINGS (Unaudited)
	% of Net Assets*	Fair Value
Common Stock	94.2%	$8,905,084

Total Investments	94.2	8,905,084
Total Other Assets and Liabilities	5.8	548,977

Net Assets	100.0%	$9,454,061

*Percentages are based on Net Assets.

SCHEDULE OF INVESTMENTS (PERCENTAGES ARE BASED ON NET ASSETS OF $9,454,061)
COMMON STOCK — 94.2%

	Shares	Fair Value
AUSTRALIA — 1.5%
Aristocrat Leisure	7,731	$145,080

CANADA — 1.4%
Methanex	2,095	135,667

CHINA — 8.3%
111 ADR*	4,277	37,980
China Cinda Asset Management, Cl H	380,000	93,038
Huabao International Holdings	164,000	76,333
Kunlun Energy	106,000	120,302
Shimao Property Holdings	49,000	95,851
Sinopec Engineering Group, Cl H	199,500	185,458
Yanzhou Coal Mining, Cl H	186,000	175,755

		784,717

DENMARK — 1.7%
GN Store Nord	3,844	163,228

FRANCE — 3.4%
Ipsen	1,300	180,521
Ubisoft Entertainment*	1,602	144,252

		324,773

GERMANY — 2.0%
ProSiebenSat.1 Media	8,283	191,574

IRELAND — 3.1%
ICON*	965	133,247

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Fair Value
IRELAND — (continued)
Jazz Pharmaceuticals*	1,019	$161,838

		295,085

ITALY — 1.2%
Moncler	3,317	115,339

JAPAN — 16.1%
Kanamoto	6,600	220,517
Marubeni	27,400	222,507
Mitsubishi Heavy Industries	3,800	134,339
Oji Holdings	22,000	156,760
Sankyu	3,300	156,175
Shikoku Electric Power	14,500	182,479
Shizuoka Bank	27,300	239,769
TS Tech	7,100	204,502

		1,517,048

NETHERLANDS — 1.6%
ASM International	3,400	146,299

PERU — 0.9%
Alicorp SAA	28,043	81,097

PORTUGAL — 1.5%
NOS SGPS	25,000	140,448

RUSSIA — 2.7%
PhosAgro PJSC GDR	19,379	253,865

SOUTH KOREA — 2.1%
Hankook Tire	5,409	196,510

UNITED KINGDOM — 1.3%
Rightmove	20,820	120,327

UNITED STATES — 45.4%
Affiliated Managers Group	1,800	204,588
Alliance Resource Partners(1)	8,984	172,403
AllianceBernstein Holding(1)	8,133	235,125
AMC Networks, Cl A*	3,900	228,462
Bio-Techne	1,117	187,343
F5 Networks*	516	90,445
Generac Holdings*	3,931	199,420
Genesee & Wyoming, Cl A*	2,875	227,786

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Fair Value
UNITED STATES — (continued)
HD Supply Holdings*	3,835	$144,081
Hess Midstream Partners	8,777	197,307
HollyFrontier	2,837	191,327
ITT	3,483	175,891
Lazard, Cl A(1)	4,303	171,001
Livent*	6,850	106,860
Nordstrom	2,613	171,857
Oceaneering International*	10,181	192,828
Post Holdings*	2,078	183,737
Rexnord*	6,711	179,922
Tractor Supply	1,500	137,835
Valero Energy Partners(1)	7,345	308,343
Veeva Systems, Cl A*	1,354	123,688
Voya Financial	4,271	186,899
WellCare Health Plans*	270	74,517
Zions Bancorp	4,301	202,362

		4,294,027

TOTAL COMMON STOCK (Cost $9,057,704)		$8,905,084

TOTAL INVESTMENTS — 94.2% (Cost $9,057,704)		$8,905,084

*	Non-income producing security.

(1)	Security considered Master Limited Partnership. At October 31, 2018, these securities amounted to $886,872 or 9.4% of net assets.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depository Receipt

PJSC — Public Joint Stock Company

As of October 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. There were no other significant transfers between

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2018

Level 1, Level 2 and Level 3 assets for the period ended October 31, 2018. All other transfers were considered to have occurred as of the end of the period. For the period ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund

STATEMENTS OF ASSETS AND LIABILITIES
Assets:
Investments, at Fair Value (Cost $2,117,701,315 and $9,057,704)	$2,064,925,976	$8,905,084
Foreign Currency, at Fair Value (Cost $4,636,288 and $–)	4,630,497	—
Cash	121,565,099	664,333
Cash Pledged as Collateral for Futures Contracts	18,908,103	—
Receivable for Capital Shares Sold	4,424,949	149,921
Receivable for Investments Sold	3,465,980	151,778
Cash Pledged as Collateral for Swap Contracts	3,299,191	—
Dividend and Interest Receivable	2,095,933	19,221
Cash Pledged as Collateral for Forward Foreign Currency Contracts	590,809	—
Reclaim Receivable	242,517	1,799
Unrealized Appreciation on Foreign Spot Currency Contracts	5,737	35
Receivable for Variation Margin	1,450	—
Reimbursement from Advisor	—	6,144
Prepaid Expenses	43,958	12,464

Total Assets	$2,224,200,199	$9,910,779

Liabilities:
Payable for Investment Securities Purchased	$45,269,522	$280,958
Payable for Capital Shares Redeemed	6,500,786	—
Variation Margin Payable for Futures Contracts	3,689,913	—
Payable Due to Adviser	1,822,003	—
OTC Swap Contracts, at Fair Value (Premiums Received $– and $–)	950,474	—
Unrealized Depreciation on Forward Foreign Currency Contracts	590,809	—
Payable Due to Administrator	129,875	564
Unrealized Depreciation on Foreign Spot Currency Contracts	9,851	335
Chief Compliance Officer Fees Payable	3,500	16
Payable Due to Trustees	345	2
Foreign Currency Payable to Custodian (Cost $– and $153,813)	—	150,642
Other Accrued Expenses and Other Payables	381,294	24,201

Total Liabilities	$59,348,372	$456,718

Net Assets	$2,164,851,827	$9,454,061

Amounts designed as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund

STATEMENTS OF ASSETS AND LIABILITIES (concluded)
Net Assets Consist of:
Paid-in Capital	$2,249,537,460	$9,376,912
Total Distributable Earnings/(Loss)	(84,685,633)	77,149

Net Assets	$2,164,851,827	$9,454,061

Class I Shares:
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	189,841,482	906,978

Net Asset Value, Offering and Redemption Price Per Share	$11.40	$10.42

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2018

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund

STATEMENTS OF OPERATIONS
Investment Income:
Dividends	$45,614,501	$173,630
Interest	9,504,558	—
Less: Foreign Taxes Withheld	(2,340,469)	(11,319)

Total Investment Income	52,778,590	162,311

Expenses:
Investment Advisory Fees	19,293,321	79,719
Administration Fees	1,425,696	6,167
Trustees’ Fees	20,424	352
Chief Compliance Officer Fees	8,282	125
Transfer Agent Fees	965,477	35,095
Registration and Filing Fees	192,249	6,003
Custodian Fees	151,654	22,676
Legal Fees	107,386	14,034
Printing Fees	81,918	7,062
Audit Fees	26,600	24,400
Pricing Fees	14,910	2,781
Offering Costs	—	49,657
Other Expenses	27,472	1,206

Total Expenses	22,315,389	249,277

Recovery of Investment Advisory Fees Previously Waived	434,403	—
Less:
Investment Advisory Fee Waiver	—	(79,719)
Reimbursement from Adviser	—	(63,264)

Net Expenses	22,749,792	106,294

Net Investment Income	30,028,798	56,017

Net Realized Gain/(Loss) on:
Investments	(31,393,541)	236,494
Purchased Options	1,958,048	—
Futures Contracts	3,936,302	—
Swap Contracts	(11,799,351)	(35,515)
Foreign Currency Transactions	(5,015,226)	10,187
Forward Currency Contracts	(5,647,865)	(30,788)

Net Realized Gain/(Loss)	(47,961,633)	180,378

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(144,619,383)	(283,752)
Futures Contracts	6,477,675	—
Swap Contracts	(5,825,271)	—
Foreign Currency Translation	20,815	3,040
Forward Currency Contracts	(434,921)	—

Net Change in Unrealized Depreciation	(144,381,085)	(280,712)

Net Realized and Unrealized Loss on Investments, Option Contracts, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	(192,342,718)	(100,334)

Net Decrease in Net Assets Resulting from Operations	$(162,313,920)	$(44,317)

Amounts designed as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Year Ended October 31, 2017

Operations:
Net Investment Income	$30,028,798	$6,650,533
Net Realized Loss on Investments, Purchased Options, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	(47,961,633)	(103,206)
Net Change in Unrealized Appreciation/(Depreciation) on Investments, Futures Contracts and Swap Contracts	(143,966,979)	88,837,402
Net Change in Unrealized Depreciation on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(414,106)	(384,413)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(162,313,920)	95,000,316

Distributions(1)	(18,744,424)	(3,364,042)

Return of Capital	(950,228)	(17,469)

Capital Share Transactions:
Issued	1,393,735,346	1,161,853,631
Reinvestment of Dividends	13,300,392	2,330,829
Redeemed	(425,805,291)	(51,276,283)

Net Increase in Net Assets from Capital Share Transactions	981,230,447	1,112,908,177

Total Increase in Net Assets	799,221,875	1,204,526,982

Net Assets:
Beginning of Year	1,365,629,952	161,102,970

End of Year(2)	$2,164,851,827	$1,365,629,952

Share Transactions:
Issued	111,762,307	100,755,415
Reinvestment of Distributions	1,080,405	205,813
Redeemed	(35,061,300)	(4,386,313)

Net Increase in Shares Outstanding from Share Transactions	77,781,412	96,574,915

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 13).
(2)	Includes undistributed net investment income of $159,722 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Period Ended October 31, 2017*

Operations:
Net Investment Income/(Loss)	$56,017	$(1,511)
Net Realized Gain/(Loss) on Investments, Swap Contracts and Foreign Currency Transactions	180,378	(7,621)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(283,752)	131,132
Net Change in Unrealized Appreciation on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	3,040	—

Net Increase/(Decrease) in Net Assets Resulting from Operations	(44,317)	122,000

Distributions(1)	(568)	—

Capital Share Transactions:
Issued	8,585,766	4,410,377
Reinvestment of Dividends	568	—
Redeemed	(3,619,765)	—

Net Increase in Net Assets from Capital Share Transactions	4,966,569	4,410,377

Total Increase in Net Assets	4,921,684	4,532,377

Net Assets:
Beginning of Year/Period	4,532,377	—

End of Year/Period(2)	$9,454,061	$4,532,377

Share Transactions:
Issued	791,149	439,422
Reinvestment of Distributions	54	—
Redeemed	(323,647)	—

Net Increase in Shares Outstanding from Share Transactions	467,556	439,422

* Commenced operations on October 2, 2017.

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 13).
(2)	Includes accumulated net investment loss of $2,696 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designed as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

		Class I Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016*
Net Asset Value, Beginning of Year/Period	$12.19	$10.40	$10.00

Income from Investment Operations:
Net Investment Income**	0.18	0.11	0.11
Net Realized and Unrealized Gain (Loss)	(0.86)	1.76	0.34

Total from Investment Operations	(0.68)	1.87	0.45

Dividends and Distributions:
Net Investment Income	(0.11)	(0.08)	(0.05)
Return of Capital	(0.00)^	(0.00)^	—

Total Dividends and Distributions	(0.11)	(0.08)	(0.05)

Net Asset Value, End of Year/Period	$11.40	$12.19	$10.40

Total Return	(5.62)%	18.01%‡	4.47%†‡

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$2,164,852	$1,365,630	$161,103
Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	1.12%#	1.13%	1.15%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.10%	1.15%	1.69%††
Ratio of Net Investment Income to Average Net Assets	1.48%	0.95%	1.19%††
Portfolio Turnover Rate	145%	161%	187%†

*	Commenced operations on November 30, 2015.
**	Per share calculations were performed using average shares for the period.
^	Includes a return of capital of less than $(0.01) per share.
†	Total Return and portfolio turnover rate are for the period indicated and have not been annualized.
††	Annualized.
‡

Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

#	Ratio includes previously waived investment advisory fees recovered.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

	Class I Shares
	Year Ended October 31, 2018	Period Ended October 31, 2017*
Net Asset Value, Beginning of Year/Period	$10.31	$10.00

Income from Investment Operations:
Net Investment Income (Loss)**	0.07	(0.00)^
Net Realized and Unrealized Gain	0.04	0.31

Total from Investment Operations	0.11	0.31

Dividends and Distributions:
Net Investment Income	(0.00)^	—

Total Dividends and Distributions	(0.00)^	—

Net Asset Value, End of Year/Period	$10.42	$10.31

Total Return‡	1.08%	3.10%†

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$9,454	$4,532
Ratio of Expenses to Average Net Assets	1.20%	1.20%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.81%	9.86%††
Ratio of Net Investment Income to Average Net Assets	0.63%	(0.49)%††
Portfolio Turnover Rate	171%	4%†

*	Commenced operations on October 2, 2017.
**	Per share calculations were performed using average shares for the period.
†	Return and portfolio turnover rate are for the period indicated and have not been annualized.
††	Annualized.
‡

Return does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

^	Value is less than $(0.01) per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 23 funds. The financial statements herein are those of the Chiron Capital Allocation Fund and the Chiron SMid Opportunities Fund (each a “Fund” and collectively the “Funds”). The investment objective of the Chiron Capital Allocation Fund is total return. Total return consists of capital growth and income. The investment objective of the Chiron SMid Opportunities Fund is long-term capital appreciation through a global investment strategy. Both Funds are classified as a diversified investment company. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Chiron Capital Allocation Fund commenced operations on November 30, 2015. The Chiron SMid Opportunities Fund commenced operations on October 2, 2017.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

single issuer or to an entire market sector. If Chiron Investment Management, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Funds owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended October 31, 2018, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes —  It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2018, the Funds did not have any unrecognized tax benefits or liabilities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2018, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts as of October 31, 2018, if applicable.

In the Chiron Capital Allocation Fund, for the year ended October 31, 2018, the average balances of forward foreign currency exchange contracts were as follows:

Average Monthly Notional Contracts Purchased	$(31,660,801)
Average Monthly Notional Contracts Sold	$58,670,273

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

In the Chiron SMid Opportunities Fund, for the year ended October 31, 2018, the average balances of forward foreign currency exchange contracts were as follows:

Average Monthly Notional Contracts Sold	$407,155

Futures Contracts — The Funds utilized futures contracts during the year ended October 31, 2018. To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with Goldman, Sachs & Co. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2018. The Chiron SMid Opportunities Fund did not hold any futures contracts as of and during the year ended October 31, 2018.

In the Chiron Capital Allocation Fund, for the year ended October 31, 2018, the average monthly market value amount of futures contracts was as follows:

Average Monthly Market Value Balance Long	$30,548,147
Average Monthly Market Value Balance Short	$(40,381,409)

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity

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index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of October 31, 2018, the Chiron Capital Allocation Fund has entered into total return swap contracts as shown on the Schedule of Investments. As of October 31, 2018, the Chiron SMid Opportunities Fund did not hold any total return swaps.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, it will not be able to implement its

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investment strategy. As of October 31, 2018, the Chiron Capital Allocation Fund’s swap agreements were with one counterparty.

For the year ended October 31, 2018, the average market value amount of swap contracts held by the Funds were as follows:

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund
Average Market Value Amount Total Return Swaps	$36,919,950	$ (63,397)
Average Market Value Amount Credit Default Swaps	(401,041)	—

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Funds has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. As of October 31, 2018 the Funds did not have any open option contracts.

In the Chiron Capital Allocation Fund, for the year ended October 31, 2018, the average monthly market value of purchased option contracts held were as follows:

Average Monthly Notional Contracts Purchased	$575,536

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The Chiron SMid Opportunities Fund did not hold any purchased options contracts as of and during the year ended October 31, 2018.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Chiron Capital Allocation Fund distributes substantially all of its net investment income monthly. The Chiron SMid Opportunities Fund distributes substantially all of its net investment income quarterly. For each Fund, any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, were amortized over twelve-months from inception of the Chiron SMid Opportunities Fund. As of October 31, 2018, the offering costs have been fully amortized.

3. Credit Derivatives:

The Funds may use credit default swaps to reduce risk where the Funds have exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced

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obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Funds did not hold any credit default swaps as of October 31, 2018.

4. Derivative Transactions:

The following tables include the Chiron Capital Allocation Fund’s exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of October 31, 2018, is as follows:

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value
Chiron Capital Allocation Fund
Equity contracts	Net Assets — Unrealized appreciation on swap contracts	$-	†	Net Assets — Unrealized depreciation on swap contracts	$950,474	†
	Net Assets — Unrealized appreciation on futures contracts	4,564,835	*	Net Assets — Unrealized depreciation on futures contracts	1,256,013	*
Foreign exchange contracts	Net Assets — Unrealized appreciation on forward foreign currency contracts	-		Net Assets — Unrealized depreciation on forward foreign currency contracts	590,809

Total		$4,564,835			$2,797,296

† Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedules of Investments.

* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments.

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The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2018, were as follows:

The amount of realized gain/(loss) on derivatives recognized in income:

Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Total
Interest rate contracts	$(1,655,082)	$-	$-	$-	$(1,655,082)
Equity contracts	11,497,789	-	(12,612,978)	961,631	(153,558)
Credit contracts	-	-	813,627	-	813,627
Commodity contracts	(5,906,405)	-	-	-	(5,906,405)
Foreign exchange contracts	-	(5,647,865)	-	996,417	(4,651,448)
Total	$3,936,302	$(5,647,865)	$(11,799,351)	$1,958,048	$(11,552,866)

Chiron SMid Opportunities Fund	Forward Foreign Currency Contracts	Swap Contracts	Total
Equity contracts	$-	$(35,515)	$(35,515)
Foreign exchange contracts	(30,788)	-	(30,788)
Total	$(30,788)	$(35,515)	$(66,303)

Change in unrealized appreciation/(depreciation) on derivatives recognized in income:

Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Total
Interest rate contracts	$865,869	$-	$-	$865,869
Equity contracts	5,296,011	-	(5,502,440)	(206,429)
Credit contracts	-	-	(322,831)	(322,831)
Commodity contracts	315,795	-	-	315,795
Foreign exchange contracts	-	(434,921)	-	(434,921)
Total	$6,477,675	$(434,921)	$(5,825,271)	$217,483

5. Offsetting Assets and Liabilities:

The Chiron Capital Allocation Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Fund as of October 31, 2018:

Counterparty	Gross Assets- Recognized in the Statements of Assets and Liabilities	Gross Liabilities- Recognized in the Statements of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)†	Net Amount
	Forward Contracts	Forward Contracts
Morgan Stanley	$-	$(590,809)	$(590,809)	$590,809	$-

	Swap Contracts	Swap Contracts
Morgan Stanley	$-	$(950,474)	$(950,474)	$950,474	$-

Total	$-	$(1,541,283)	$(1,541,283)	$1,541,283	$-

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

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6. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

7. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2018, the Chiron Capital Allocation Fund and the Chiron SMid Opportunities Fund paid $1,425,696 and $6,167, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Atlantic Fund Services, LLC, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

8. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on average daily net assets of each Fund:

Advisory Fee Rate
Chiron Capital Allocation Fund	0.95%
Chiron SMid Opportunities Fund	0.90%

The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.20% until February 28, 2019 for

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the Chiron SMid Opportunities Fund. The Adviser may recover all or a portion of its fee reductions or expense limitations within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual Fund operating expenses are below the expense limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on February 28, 2019 for the Chiron SMid Opportunities Fund.

Prior to March 1, 2018, the Adviser had contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.13% for the Chiron Capital Allocation Fund. The Advisor was able to recover all or a portion of its fee reductions or expense limitations within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual Fund operating expenses are below the expense limitation. This agreement was terminated on March 1, 2018 for the Chiron Capital Allocation Fund.

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place.

For the year ended October 31, 2018, the Adviser recaptured previously waived fees of $434,403 for the Chiron Capital Allocation Fund. As of October 31, 2018, fees for the Chiron SMid Opportunities Fund which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed were $26,860 and $142,983, expiring in 2020 and 2021, respectively.

9. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2018, were as follows:

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund
Purchases
U.S. Government	$185,496,895	$—
Other	3,229,854,311	18,652,903
Sales
U.S. Government	$180,168,561	$—
Other	2,317,242,082	13,871,881

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10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent differences are primarily attributable to reclassification of long term capital gain distributions on Real Estate Investment Trust securities, foreign exchange transactions, investments in master limited partnerships, gain reclassification of sale of PFIC and reclassification of income and expense from swap transactions, which have been classified to/from the following accounts:

	Distributable Earnings/(Loss)*		Paid-in Capital
	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Chiron Capital Allocation Fund	$(10,853,291)	$10,836,945	$16,346
Chiron SMid Opportunities Fund	(37,185)	37,219	(34)

* The reporting simplification amendments to Regulation S-X simplifies the reporting requirements for Registered Investment Companies by combining the components of net assets attributable to Undistributed Net Investment Income, Accumulated Net Realized Gain/(Loss), and Unrealized Gain/(Loss) to one line item “Total Distributable Earnings/(Loss)”. The table above provides the tax characteristics of distributable earnings/(loss) which are included in Total Distributable Earnings/(Loss).

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Return of Capital	Total
Chiron Capital Allocation Fund
2018	$18,744,424	$950,228	$19,694,652
2017	3,364,042	17,469	3,381,511
Chiron SMid Opportunities Fund
2018	$568	$–	$568
2017	–	–	–

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As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund
Undistributed Ordinary Income	$—	$172,841
Undistributed Long-Term Capital Gain	—	49,995
Capital Loss Carryforwards	(29,864,648)	—
Other Temporary Differences	(5)	(10)
Unrealized Depreciation	(54,820,980)	(145,677)

Total Distributable Earnings/(Accumulated Losses)	$(84,685,633)	$77,149

The Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss
Chiron Capital Allocation Fund	$(29,864,648)	$—
Chiron SMid Opportunities Fund	–	—

During the year ended October 31, 2018, the Chiron SMid Opportunities Fund utilized $6,945 of capital loss carryforwards to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years, derivatives and partnership activity. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments, including derivatives, held by the Funds at October 31, 2018, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Chiron Capital Allocation Fund	$2,118,325,576	$93,239,197	$(148,060,177)	$(54,820,980)
Chiron SMid Opportunities Fund	9,053,800	441,392	(587,069)	(145,677)

11. Concentration of Risks:

American Depositary Receipt Risk (Chiron Capital Allocation Fund) — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by American depositary banks and generally trade on an established U.S. market. ADRs are subject to

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OCTOBER 31, 2018

many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Asset-Backed Securities Risk (Chiron Capital Allocation Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk (Chiron Capital Allocation Fund) — The Fund may invest in loans through assignments or participations. When investing through an assignment, the Fund becomes a lender under the relevant credit agreement and assumes the credit risk of the borrower directly. When investing through a participation, the Fund assumes the credit risk of both the borrower, which must make interest payments to the participation interest seller, and the participation interest seller (typically the lender), which must pass such payments or portions of such payments to the Fund. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans may have extended settlement periods that exceed seven days and, accordingly, may be considered illiquid. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions that may delay the Fund’s ability to make timely redemptions.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Convertible and Preferred Securities Risk (Chiron Capital Allocation Fund) — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade (junk bonds), meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Contingent convertible bonds are typically issued by non-U.S. banks and may be convertible into equity or may be written down if pre-determined triggering events occur, such as a decline in capital thresholds below a specified level occurs. Contingent convertible bonds typically are subordinated to other debt instruments of the issuer and generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Contingent convertible bonds are a new form of instrument, and the market and regulatory environment for contingent convertible bonds is evolving. Therefore, it is uncertain how the overall market for contingent convertible bonds would react to a triggering event or coupon suspension applicable to one issuer. The Fund may lose money on its investment in a contingent convertible bond when holders of the issuer’s equity securities do not.

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Credit-Linked Notes Risk (Chiron Capital Allocation Fund) — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. The Fund’s investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Credit Risk (Chiron Capital Allocation Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Depositary Receipt Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere. ADRs and GDRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

Derivatives Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds’ use of futures contracts, forward contracts, options, structured notes and swaps is subject to correlation risk, leverage risk, liquidity risk and market risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk, liquidity risk and market risk are described below. The Funds’ use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment.

Distressed Securities Risk (Chiron Capital Allocation Fund) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in the Fund’s portfolio, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Equity Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — Since the Funds purchase equity securities, the Funds are subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Funds’ securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Funds.

Exchange Traded Funds Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — When the Funds invest in an Exchange Traded Fund (“ETF”), in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Further, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying investments of the ETF, the Funds may be subject to additional or different risks than if the Funds had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. An ETF also may trade at a premium or discount to its net asset value (“NAV”), and the difference between an ETF’s trading price and its NAV may be magnified during market disruptions.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

Extension Risk (Chiron Capital Allocation Fund) — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Risk (Chiron Capital Allocation Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk (Chiron Capital Allocation Fund) — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Growth Style Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds may pursue a “growth style” of investing, meaning that the Funds may invest in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Funds to underperform other funds that use differing investing styles.

High Yield Securities Risk (Chiron Capital Allocation Fund) — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Inflation Protected Securities Risk (Chiron Capital Allocation Fund) — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Initial Public Offerings Risks (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds may invest a portion of their assets in securities of companies offering shares in initial public offerings (“IPOs”). The price of IPO shares may be volatile and may decline shortly after the IPO. IPOs may not be consistently available to the Funds for investing, and IPO shares may underperform relative to the shares of more established companies. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds’ portfolio and may lead to portfolio turnover risk, which is discussed below. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Interest Rate Risk (Chiron Capital Allocation Fund) — The risk that the value of fixed income securities, including U.S. government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Leverage Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that the use of leverage may amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Funds management or performance.

Management Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The value of the Funds may decline if the Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

Market Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Mortgage-Backed Securities Risk (Chiron Capital Allocation Fund) — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

New Fund Risk (Chiron SMid Opportunities Fund) — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Portfolio Turnover Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds are subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may result in an increase in the amount of distributions from the Funds taxed as ordinary income, which may limit the tax efficiency of the Funds.

Prepayment Risk (Chiron Capital Allocation Fund) — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Asset-Related Securities Risk (Chiron Capital Allocation Fund) — Real assets include properties, natural resources, commodities and infrastructure assets. Investments by the Fund in companies that operate in real asset sectors or companies that invest in real assets may expose the Fund to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss. The Fund may also invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. During periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

REITs Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Funds’ investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Real Estate Industry Risk (Chiron Capital Allocation Fund) — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Exposure Risk (Chiron Capital Allocation Fund) — The Fund may enter into a derivatives transaction to obtain short investment exposure to the reference asset. If the value of the reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. Gaining short investment exposure through derivatives also subjects the Fund to credit risk, derivatives risk and leverage risk, which are discussed above.

Small and Medium Capitalization Company Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The small and medium capitalization companies that the Funds invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small and medium capitalization companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk (Chiron Capital Allocation Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

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OCTOBER 31, 2018

Value Style Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Funds could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

12. Concentration of Shareholders:

At October 31, 2018, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders Institutional Shares	% Ownership
Chiron Capital Allocation Fund	4	77%
Chiron SMid Opportunities Fund	2	73%

13. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

14. New Accounting Pronouncements:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

15. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and the Shareholders of

Chiron Capital Allocation Fund and Chiron SMid Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Chiron Capital Allocation Fund and Chiron SMid Opportunities Fund (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
Chiron Capital Allocation Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017
Chiron SMid Opportunities Fund	For the year ended October 31, 2018	For the year ended October 31, 2018 and the period from October 2, 2017 (inception) through October 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2018 (Unaudited)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2018

We have served as the auditor of one or more investment companies in Chiron Investment Management LLC since 2015.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2018 to October 31, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Chiron Capital Allocation Fund
Class I
Actual Fund Return	$1,000.00	$923.30	1.11%	$5.40
Hypothetical 5% Return	$1,000.00	$1,019.60	1.11%	$5.67
Chiron SMid Opportunities Fund
Class I
Actual Fund Return	$1,000.00	$963.00	1.20%	$5.94
Hypothetical 5% Return	$1,000.00	$1,019.20	1.20%	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

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OCTOBER 31, 2018 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES2 3

WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 23 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2018.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.

JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis, & Bockius LLP from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.

BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Chiron Capital Allocation Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 12, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2018 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended October 31, 2018, the Funds are designating the following items with regard to distributions paid during the year:

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Recievable	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)
Chiron Capital Allocation Fund	0.00%	100.00%	100.00%	78.27%	100.00%	0.00%	0.00%	0.00%
Chiron SMid Opportunities Fund	0.00%	100.00%	100.00%	30.78%	99.19%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Chiron Funds

P.O. Box 588

Portland, ME 04112

1-877-9-CHIRON (924-4766)

Adviser:

Chiron Investment Management LLC

1350 Avenue of the Americas, Suite 700

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

CHI-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$378,215	None	None	$335,100	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$60,000(2)	None	None	$270,028
(d)	All Other Fees	None	None	$10,000	None	None	$14,003

(2)	Tax return preparation fees for affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$82,560	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$63,500	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1) Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $70,000 and $284,031 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*	Print the name and title of each signing officer under his or her signature.